                        SUPPLEMENT DATED AUGUST 11, 1999
                        TO PROSPECTUS DATED MAY 1, 1999

                                       OF

                         GLOBAL FIXED INCOME PORTFOLIO
                              HIGH YIELD PORTFOLIO

                                 PORTFOLIOS OF

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
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    The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the Global Fixed Income and High Yield Portfolios. Christian G. Roth now shares primary responsibility for managing the assets of the Global Fixed Income Portfolio. In addition, Thomas L. Bennett no longer serves as Portfolio Manager to the High Yield Portfolio. Accordingly, the paragraphs "GLOBAL FIXED INCOME PORTFOLIO" and "HIGH YIELD PORTFOLIO" on page 7 are hereby deleted and replaced with the following:

GLOBAL FIXED INCOME PORTFOLIO
J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN, RAM WILLNER AND CHRISTIAN
G. ROTH

J. David Germany joined MSDW Investment Management in 1996 and is a Managing Director of Morgan Stanley. He has been a Portfolio Manager with MSDW Investment Management's affiliated institutional investment management company, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was a Vice President and Senior Economist for Morgan Stanley from 1989 to 1991. He holds an A.B. degree (VALEDICTORIAN) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, a Principal of Morgan Stanley, joined MSDW Investment Management in 1987. He was a member of Morgan Stanley's Global Fixed Income Strategy Group in the fixed income division from 1987 to 1995, where he became the division's senior government bond strategist. He joined MSDW Investment Management in 1995, where he took responsibility for global fixed income bond strategy. He has advised MAS Funds Global Fixed Income and International Fixed Income Portfolios since 1996. Mr. Kushma received an
A.B. in Economics from Princeton University in 1979, a Masters in Economics from the London School of Economics in 1981 and a Masters of Philosophy from Columbia University in 1983. Paul F. O'Brien joined MSDW Investment Management and MAS in 1996 and is a Principal of Morgan Stanley. He was head of European Economics from 1993 through 1995 for JP Morgan and a Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. Mr. O'Brien attended the United States Naval Academy and holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Ram Willner, a Principal of Morgan Stanley, has been a Portfolio Manager with MAS since April 1998. From 1994 to 1998 he was a Market Strategist/Risk Control Manager and Director of International Bond Research with Pacific Investment Management Company and from 1992 to 1994 he was a Senior Quantitative Analyst for Sanford C. Bernstein & Co. Prior to that he was a Vice President of Citibank, NA. Mr. Willner holds a B.A. from Brandeis University, an M.S.I.A. from Carnegie-Mellon University and a D.B.A. from Harvard
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University. Christian G. Roth joined MSDW Investment Management in 1996 and is a
Principal of Morgan Stanley. He has been a Portfolio Manager with MAS since
1993. Prior to joining MAS in 1991, Mr. Roth served as a Senior Associate in the Merchant Banking Group of Dean Witter Capital Corporation. Mr. Roth received a B.S. from The Wharton School of the University of Pennsylvania. Messrs. Germany, Kushma and O'Brien have shared primary responsibility for managing the Portfolio's assets since September 1997. Messrs. Willner and Roth have shared primary responsibility for managing the Portfolio's assets since April 1998 and July 1999, respectively.

HIGH YIELD PORTFOLIO
ROBERT ANGEVINE, STEPHEN F. ESSER AND GORDON W. LOERY

Robert Angevine is a Principal of MSDW Investment Management and Morgan Stanley and the Portfolio Manager for high yield investments. Prior to joining MSDW Investment Management in October 1988, he spent over eight years at Prudential Insurance where he was responsible for one of the largest open-end high yield mutual funds in the country. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received a B.A. in Economics from Lafayette College and an M.B.A. from Fairleigh Dickinson University. He served two years as a Lieutenant in the U.S. Army. Stephen F. Esser joined MSDW Investment Management in 1996, is a Managing Director of Morgan Stanley, and has been a Portfolio Manager with MAS since 1988. Mr. Esser is a member of the New York Society of Security Analysts and holds a B.S. degree (SUMMA CUM LAUDE AND PHI BETA KAPPA) from the University of Delaware. Gordon W. Loery, currently a Principal of MSDW Investment Management joined MSDW Investment Management as a Fixed Income Analyst in 1990. Mr. Angevine has had primary responsibility for managing the Portfolio's assets since its inception. Mr. Esser and Mr. Loery have shared primary responsibility for managing the Portfolio's assets since April 1996 and April 1999, respectively.
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